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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 1, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                             ACT Manufacturing, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
       Massachusetts                          0-25560                   04-2777507
---------------------------------    ----------------------------    ------------------
(State or Other Jurisdiction of        (Commission File Number)      (I.R.S. Employer
Incorporation or Organization)                                       Identification No.)
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                                  2 Cabot Road
                           Hudson, Massachusetts 01749
                   --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (978) 567-4000
             ------------------------------------------------------
               Registrant's telephone number, including area code


                         Exhibit Index Located on Page 4

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Item 5.  Other Events.

         On October 1, 2002, ACT Manufacturing, Inc. (the "Company") submitted its Chapter 11 Monthly Consolidated Operating Report for the period commencing August 1, 2002 and ending August 31, 2002 (the "Monthly Report") to the United States Trustee serving in the Company's Chapter 11 reorganization proceeding, which is pending in the United States Bankruptcy Court in Worcester, Massachusetts. The Monthly Report contains certain financial and other information relating to the Company and its three subsidiaries that are joint debtors in the Company's bankruptcy proceeding, namely, MML Holdings, LLC (formerly ACT Manufacturing US Holdings, LLC), CMC Industries, Inc. and MLM Securities Corporation (formerly ACT Manufacturing Securities Corp.). The Monthly Report does not contain information, financial or otherwise, relating to the Company's international operations in France, Ireland or Mexico or its former operations in the Untied Kingdom or Thailand. The financial information contained in the Monthly Report has not been audited or reviewed by independent accountants, may not necessarily be prepared in accordance with generally accepted accounting principles, may be subject to future adjustment or reconciliation, and covers a period that is different from the time periods required to be covered in the periodic reports required under the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Report should not be viewed as indicative of the Company's overall financial condition or results of operations for the period presented, or the Company's operating results for future periods.

         The Monthly Report for the period ending August 31, 2002 is filed as
Exhibit 99.1 to this report and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following financial statements and exhibits are filed as part of this report, where indicated:

         (a)  Financial statements of the business acquired.  Not applicable.

         (b)  Pro forma financial information.  Not applicable.

         (c)  Exhibits.

Exhibit No.   Description

99.1 Chapter 11 Monthly Consolidated Operating Report for the period ending August 31, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACT Manufacturing, Inc.


Date: October 4, 2002                 By: /s/ John F. Young
                                          -------------------------------------
                                          John F. Young
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Chapter 11 Monthly Consolidated Operating Report for the period ending August 31, 2002.